UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2025

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Series A Mandatory Convertible Preferred Stock, $1.00 Par Value	BA-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 22, 2025, The Boeing Company (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) among the Company, JNPR Aero, LLC (“JNPR Aero”) and Project Maroon, LLC (“Buyer” and, together with the Company and JNPR Aero, the “Parties”), whereby the Company agreed to sell all of its interests in JNPR Aero, together with all of its interests in certain of its affiliates that operate, or that, following the Pre-Closing Reorganization (as defined in the Agreement) will operate, certain global aviation data and software products, to Buyer for a purchase price of $10.55 billion (subject to customary purchase price adjustments).

Under the Agreement, each of the Parties made customary representations, warranties and covenants, and following the Closing (as defined in the Agreement), Buyer and the Company have agreed to provide one another with customary indemnities with respect to certain assets and liabilities allocated between their respective post-transaction businesses pursuant to the Pre-Closing Reorganization and the consummation of the transactions contemplated by the Agreement.

The Agreement contains customary conditions to Closing, including: (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of certain other required regulatory approvals; (ii) the absence of governmental orders prohibiting the Closing; (iii) the consummation of the Pre-Closing Reorganization in all material respects by no later than the Termination Date (as defined below); (iv) that the Parties have performed and complied in all material respects with all of the covenants and agreements contained in the Agreement to be performed and complied with by them at or prior to the Closing; (v) that no Material Adverse Effect (as defined in the Agreement) has occurred and is continuing as of the Closing; and (vi) that the representations and warranties of the Parties are true and correct, subject to certain materiality standards, as of the Closing.

The Agreement may be terminated by either the Company or Buyer prior to Closing under certain circumstances, including if certain closing conditions in the Agreement have not been satisfied or waived by January 17, 2026 (the “Termination Date”), provided that either the Company or Buyer may extend the Termination Date (i) by up to an additional 90 days in certain circumstances where the required regulatory approvals have not been received (or, in the case of certain required regulatory approvals, the time periods for approval have lapsed), or (ii) by 30-day increments, up to a maximum of 90 days, where the Pre-Closing Reorganization has not been effectuated. Buyer is required to pay the Company a termination fee of $844.0 million if the Agreement is terminated in specified circumstances, including, subject to certain qualifications and exceptions specified therein, where Buyer has breached its covenants under the Agreement or has failed to consummate the Closing at a time when all conditions to Closing have been satisfied or waived in accordance with the terms of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Parties. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement as of the specific date therein, were solely for the benefit of the Parties, may be subject to limitations agreed upon by the Parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the Parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the Parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On April 22, 2025, the Company issued a press release announcing the execution of the Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

The information in this Item 7.01, including the exhibit referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the anticipated benefits of the transaction, future collaborations between the parties, and the timetable for completing the transaction, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. Forward-looking statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to general conditions in the economy and our industry, including those due to regulatory changes, the ability of the parties to consummate the transaction, and other important factors disclosed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Membership Interest Purchase Agreement, dated as of April 22, 2025, among The Boeing Company, JNPR Aero, LLC and Project Maroon, LLC

99.1	Press Release, dated April 22, 2025, issued by The Boeing Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 24, 2025	The Boeing Company

	By:	/s/ John C. Demers
	Name:	John C. Demers
	Title:	Vice President, Assistant General Counsel and Corporate Secretary